SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                              (Amendment No. __)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to [section]240.14a-11(c) or
    [section]240.14a-12

                           QUESTRON TECHNOLOGY, INC.
               (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A. (Fee eliminated effective October 7, 1996) [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:
    ---------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:
    ---------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    ---------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:
    ---------------------------------------------------------------------------

    5) Total fee paid:
    ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
    ---------------------------------------------

    2) Form, Schedule or Registration Statement No.:
    ---------------------------------------------

    3) Filing Party:
    ---------------------------------------------

    4) Date Filed:
    ---------------------------------------------

                           QUESTRON TECHNOLOGY, INC.

                        6400 Congress Avenue, Suite 200
                           Boca Raton, Florida 33487


Dear Stockholder:

         You are cordially invited to attend the 1996 Annual Meeting of Stockholders of Questron Technology, Inc. which will be held on Friday, December 27, 1996 at 11:00 a.m. (local time) at the City Midday Club, 140 Broadway, 50th Floor, New York, New York.

         This booklet includes the notice of the meeting and the proxy statement which contains information about the functions of your Board of Directors and personal information about each of the nominees for the Board. It also includes five (5) proposals of the Board of Directors, with the Board's position on each.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. I URGE YOU TO COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY.

         If you plan to attend the meeting and are a stockholder of record, please mark your proxy card in the space provided for that purpose. However, if your shares are not registered in your own name, please advise the stockholder of record (your bank, broker, etc.) that you wish to attend. Such stockholder of record must provide you with evidence of your ownership which will enable you to gain admittance to the meeting.

                                       Sincerely,



                                       Dominic A. Polimeni
                                       Chairman, President and
                                       Chief Executive Officer of the Company

November 27, 1996


                            YOUR VOTE IS IMPORTANT
                PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY CARD IN THE ENCLOSED ENVELOPE

                                   NOTICE OF
                                ANNUAL MEETING
                                      OF
                                 STOCKHOLDERS


Dear Stockholders:

         The 1996 Annual Meeting (the "Meeting") of Stockholders of Questron Technology, Inc., a Delaware corporation (the "Company"), will be held at the City Midday Club, 140 Broadway, 50th Floor, New York, New York on Friday, December 27, 1996 beginning at 11:00 a.m. (local time) for the following purposes:

    1.   TO ELECT DIRECTORS.

    2.   TO CONSIDER AND ACT UPON:

    -- approval of an amendment to the Company's Certificate of Incorporation to effect a one-for-ten reverse split of the Company's outstanding common stock, which is RECOMMENDED by the Board of Directors;

    -- approval of an amendment to the Company's Certificate of Incorporation to decrease the number of authorized shares of common stock, which is RECOMMENDED by the Board of Directors;

    -- approval of an amendment to the Company's Certificate of Incorporation to decrease the number of authorized shares of preferred stock, which is RECOMMENDED by the Board of Directors;

    -- approval of the 1996 Stock Option Plan, which is RECOMMENDED by the Board of Directors; and

    -- ratification of the appointment of Moore Stephens, P.C. as the Company's independent public accountants for fiscal year 1996, which is RECOMMENDED by the Board of Directors.

         3. TO TRANSACT SUCH OTHER BUSINESS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

         Only holders of record of the Company's Common Stock as of the close of business on November 7, 1996 are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                       By Order of the Board of Directors,


                                       Milton M. Adler
                                       Secretary


QUESTRON TECHNOLOGY, INC.
6400 Congress Avenue, Suite 200
Boca Raton, Florida 33487
November 27, 1996

                              GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Questron Technology, Inc., a Delaware corporation (the "Company"), for use at the 1996 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at 11:00 a.m. on Friday, December 27, 1996 at the City Midday Club, 140 Broadway, 50th Floor, New York, New York, and at any and all adjournments of the Meeting for the purposes set forth in the accompanying Notice of Meeting of Stockholders. This Proxy Statement and the enclosed proxy card will be mailed to stockholders on or about November 27, 1996. The Company's principal executive offices are located at 6400 Congress Avenue, Suite 200, Boca Raton, Florida 33487.

         The accompanying proxy card is designed to permit each stockholder of record at the close of business on November 7, 1996 (the "Record Date") to vote in the election of directors and on the proposals described in this Proxy Statement. The presence of a majority of the outstanding shares of Common Stock, represented in person or by proxy at the meeting, will constitute a quorum. The proxy card provides space for a stockholder to withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so. Shares represented by properly executed proxy cards received by the Company at or prior to the Meeting will be voted at the Meeting according to the instructions indicated thereon or otherwise as provided therein. The election of directors requires the affirmative vote of a plurality of the votes cast. The reverse split and decreases in authorized common stock and preferred stock require the affirmative vote of a majority of the outstanding stock entitled to vote. Approval of the 1996 Stock Option Plan and ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

         Unless instructions to the contrary are indicated, the persons named on the proxy card will be deemed to have intended to vote the shares so represented "FOR" the election of the nominated directors, "FOR" the reverse split, "FOR" the decrease in the shares of authorized common stock, "FOR" the decrease in the shares of authorized preferred stock, "FOR" approval of the 1996 Stock Option Plan and "FOR" the ratification of the appointment of auditors. As to any other business which may properly come before the Meeting, the persons named on the proxy card will vote according to their best judgment.

         A proxy may be revoked at any time before it is voted at the Meeting by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by voting by ballot at the Meeting.

         This proxy is solicited by the Board of Directors of the Company. The cost of preparing, assembling and mailing this notice of meeting, proxy statement, and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers, directors and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record. The Company will reimburse such persons for their reasonable expenses in forwarding soliciting material.

                  VOTING SECURITIES AND SECURITIES OWNERSHIP

VOTING SECURITIES

         The Board of Directors has fixed the close of business on November 7, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Only stockholders on the Record Date will be able to vote at the Meeting. The list of stockholders entitled to vote at the Meeting will be available for the examination of any stockholder for any purpose germane to the Meeting at the offices of Gould & Wilkie, One Chase Manhattan Plaza, 58th Floor, New York, New York, for ten days prior to the date of the Meeting.

         As of the Record Date, there were 15,354,842 shares of the Company's common stock, par value $.0001 per share, (the "Common Stock") issued and outstanding. Each holder of record will be entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the Common Stock are entitled to vote on all matters.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information, as of November 7, 1996, known to the Company regarding beneficial ownership of the Company's Common Stock by (i) any person who is known by the Company to own beneficially more than five percent of the outstanding shares of the Company's Common Stock; (ii) the Company's directors; and (iii) all executive officers and directors as a group. The following calculations were based upon 15,354,842 shares of the Company's Common Stock issued and outstanding as of the above date.

                                                   Position with                Number            Percentage
Name & Address                                      the Company               of Shares            of Shares
--------------                                     -------------              ---------           ----------
Dominic A. Polimeni(1)                       Chairman, President and         2,602,721(2)           16.95%
                                             Chief Executive Officer

Milton M. Adler (1)                          Director, Secretary,                7,666(3)                *
                                             Treasurer and Controller

Robert V. Gubitosi(1)                        Director                               __(4)               __

Mitchell Hymowitz(1)                         Director                           45,000(5)                *

William J. McSherry, Jr.(1)                  Director                           35,000(6)                *

Joan R. Gubitosi                                                             2,602,721(2)           16.95%
    c/o Gulfstream Financial Group, Inc.
    6400 Congress Ave., Suite 200
    Boca Raton, FL 33487

Phillip D. Schwiebert                        President and Chief             1,361,360(7)            8.87%
    c/o Quest Electronic Hardware, Inc.      Operating Officer of
    1180 Murphy Avenue                       Quest Electronic
    San Jose, CA 95131                       Hardware, Inc., a
                                             subsidiary of the
                                             Company

                                                   Position with                Number            Percentage
Name & Address                                      the Company               of Shares            of Shares
--------------                                     -------------              ---------           ----------

The Miami Project to Cure Paralysis                                          1,000,000                6.51%
    The University of Miami
    School of Medicine
    1600 NW Tenth Avenue
    Miami, FL  33136


All officers and directors as a group                                        2,690,387               17.45%
    (five persons)

------------
* Less than 1%

(1) c/o Questron Technology, Inc., 6400 Congress Avenue, Suite 200, Boca Raton, FL 33487.

(2) These shares are owned by Gulfstream Financial Group, Inc. ("Gulfstream"). Joan R. Gubitosi and Mr. Polimeni are executive officers and the stockholders of Gulfstream and share voting and investment power with respect to shares owned by Gulfstream. Pursuant to a Management Advisory and Consulting Agreement, dated as of November 29, 1994, between the Company and Gulfstream, Gulfstream may be entitled to be awarded as incentive compensation warrants to purchase up to 10.0% of the Company's Common Stock outstanding at March 31, 1995 (for purposes of such calculation, the common stock outstanding at March 31, 1995 assumes the conversion of all outstanding warrants, options and preferred stock), at a price of $.10 per share, upon the attainment of certain earnings targets. See also "VOTING SECURITIES AND SECURITIES OWNERSHIP--Exchange Agreements" and "RELATED PARTY TRANSACTIONS."

(3) Includes Options to purchase 6,666 shares of Common Stock at $12.75 per share granted pursuant to the 1992 Stock Option Plan.

(4) Mr. Gubitosi's wife, Joan R. Gubitosi, has shared beneficial ownership of 2,602,721 shares of Common Stock (see Footnote 2). Mr. Gubitosi disclaims beneficial ownership of such shares.

(5) Consists of options to purchase 15,000 shares of Common Stock at $1.125 per share, options to purchase 15,000 shares of Common Stock at $2.406 per share and options to purchase 15,000 shares of Common Stock at $1.906 per share granted pursuant to the 1994 Director Non-Qualified Stock Option Plan.

(6) Includes options to purchase 15,000 shares of Common Stock at $1.906 per share granted pursuant to the 1994 Director Non-Qualified Stock Option Plan.

(7) Pursuant to an Employment Agreement, dated as of November 29, 1994, between Quest and Phillip D. Schwiebert, Mr. Schwiebert may be entitled to be awarded as incentive compensation warrants to purchase up to 5.0% of the Company's Common Stock outstanding at March 31, 1995 (for purposes of such calculation, the common stock outstanding at March 31, 1995 assumes the conversion of all outstanding warrants, options and preferred stock), at a price of $.10 per share, upon the attainment of certain earnings targets. See also "VOTING SECURITIES AND SECURITIES OWNERSHIP-- Exchange Agreements" and "RELATED PARTY TRANSACTIONS."

     As of the close of business on March 31, 1995, the Company acquired from Gulfstream Financial Group, Inc. ("Gulfstream"), a Florida corporation owned by Dominic A. Polimeni and Joan R. Gubitosi, and from Phillip D. Schwiebert all of the outstanding capital stock of Quest Electronic Hardware, Inc. ("Quest"). Quest, in turn, simultaneously acquired the fasteners distribution business of Arrow Electronics, Inc. These events resulted in changes in ownership of the capital stock of the Company which may have affected the control of the Company. These changes included the following:

     (a) Gulfstream became the direct beneficial owner of 22.1% of the shares of common stock, par value $.0001 per share ("Common Stock"), of the Company outstanding at March 31, 1995;

     (b) Gulfstream, in consideration of its services to the Company under a Management Advisory and Consulting Agreement, dated as of November 29, 1994, may be entitled to be awarded as incentive compensation, subject to certain conditions and restrictions, warrants to purchase up to 10.0% of the Company's Common Stock outstanding at March 31, 1995 (for purposes of such calculation, the Common Stock outstanding at March 31, 1995 assumes the conversion of all outstanding warrants, options and preferred stock), at a price of $.10 per share, upon the attainment of certain earnings targets;

     (c) Dominic A. Polimeni ("Polimeni"), a Director, Executive Officer and principal stockholder of Gulfstream, and the Chairman, Chief Executive Officer and Chief Financial Officer of Quest, which became a subsidiary of the Company, was named President and Chief Operating Officer of the Company (Mr. Polimeni was subsequently named Chairman, President and Chief Executive Officer of the Company); and

         (d) Phillip D. Schwiebert ("Schwiebert"), the President and Chief Operating Officer of Quest, became the beneficial owner of 11.6% of the shares of Common Stock of the Company outstanding at March 31, 1995, and, pursuant to an Employment Agreement, dated as of November 29, 1994, by and between Quest and Schwiebert, may be entitled to be awarded as incentive compensation, subject to certain conditions and restrictions, warrants to purchase up to 5.0% of the Company's Common Stock outstanding at March 31, 1995 (for purposes of such calculation, the Common Stock outstanding at March 31, 1995 assumes the conversion of all outstanding warrants, options and preferred stock), at a price of $.10 per share, upon the attainment of certain earnings targets.

     Subsequent to the foregoing events, certain principal stockholders of the Company (Jordan R. Belfort, Richard Bronson, Elliot Loewenstern and Daniel Porush) who, in the aggregate, beneficially owned approximately 45% of the Company's outstanding stock disposed of the bulk of these shares. In addition, the Board of Directors of the Company underwent a restructuring by reason of the resignation of four (4) former directors and the election of Messrs. Adler, Gubitosi and McSherry to the Board.

EXCHANGE AGREEMENTS

     In connection with the proposed transactions described below under "Proposed Offering and Related Acquisition," Gulfstream and Schwiebert have entered into Exchange Agreements dated as of November 8, 1996 (the "Exchange Agreements") pursuant to which Gulfstream and Schwiebert have agreed to exchange their rights (as described above) to receive warrants to purchase up to 10% and 5%, respectively, of the Common Stock outstanding as of March 31, 1995. The Exchange Agreements are conditioned upon the effectiveness of the reverse split. Based upon the number of shares of Common Stock outstanding on such date (after giving effect to the exercise of all the outstanding options and warrants), the foregoing represented the right of Gulfstream and Schwiebert to acquire up to 2,641,720 and 1,320,860 shares of Common Stock, respectively, at $.10 per share. After giving effect to the proposed one-for-ten reverse split, the foregoing would represent the right to acquire 264,172 and 132,086 shares of post-split Common Stock, respectively, at $1.00 per share.

     The Board of Directors deemed it desirable to enter into the Exchange Agreements by reason of the fact that the rights previously granted to Gulfstream and Schwiebert would have resulted in substantial charges to the Company's earnings by reason of accounting rules now in effect and would have resulted in substantial dilution to the other stockholders. Under the options, warrants and rights granted under the Exchange Agreements, no charge to earnings should result as a result of their being exercisable at the fair market value at the date of grant in lieu of $.10 per share ($1.00 per share after giving effect to the proposed one-for-ten reverse split). In addition, pursuant to the Exchange Agreements the Company has substantially increased the pre-tax income targets needed to earn the awards from $1.4 million, $1.8 million, $2.2 million and $2.6 million to $2.5 million, $3.5 million and $4.5 million. Under the prior arrangements, one half of the awards would have been earned upon completion of the proposed acquisiton described below under "Proposed Offering and Related Acquisition" thereby resulting in a substantial charge to earnings and substantial dilution to stockholders. Under the Exchange Agreements, no awards will be earned until the $2.5 million pre-tax income target is met or exceeded. Finally, although Gulfstream and Schwiebert have the opportunity to earn a substantially greater number of shares, the amount of consideration which will have to be paid for such shares has substantially increased as well. Based upon current market prices and giving effect to the proposed reverse split, the price to be paid per share acquired will have increased under the Exchange Agreements from $1.00 to at least $3.75.

     Pursuant to the Exchange Agreements, Gulfstream and Schwiebert would be entitled to receive the following in exchange for the rights previously granted under their agreements. All amounts have been adjusted to reflect the proposed one-for-ten reverse split.

     Gulfstream:   1)   Options to acquire 120,000 shares of Common Stock for
                        a per share exercise price equal to the average of the closing bid and asked price of the Common Stock at the date of grant; and

                   2) Warrants to acquire 1,000,000 shares of Common Stock ("Warrants"). The exercise price of the Warrants would be the same as those expected to be issued in the proposed offering described below or, if the proposed offering is not consummated, 115% of the average of the closing bid and asked price of the Common Stock at the date of grant.

     Schwiebert:   1)   Options to acquire 30,000 shares of Common Stock for a
                        per share exercise price equal to the average of the closing bid and asked price of the Common Stock at the date of grant; and

                   2) Warrants to acquire 250,000 shares of Common Stock ("Warrants"). The exercise price of the Warrants would be the same as those expected to be issued in the proposed offering described below or, if the proposed offering is not consummated, 115% of the average of the closing bid and asked price of the Common Stock at the date of grant.

     In addition, Gulfstream and Schwiebert will be entitled to receive options to acquire additional shares of Common Stock at an exercise price equal to the fair market value of the Common Stock at the date of grant if the pre-tax income targets set forth below are met or exceeded in any fiscal year up to and including fiscal year 2001:


     No. of Additional       No. of Additional
     Gulfstream Shares       Schwiebert Shares        Pre-tax Income at Least
     -----------------       -----------------        -----------------------
          333,333                 166,667                    $2,500,000

          333,333                 166,667                    $3,500,000

          333,334                 166,666                    $4,500,000


     The following table summarizes the effect of the Exchange Agreements. All amounts have been adjusted to reflect the proposed one-for-ten reverse split.

                                    Before Exchange Agreement                             After Exchange Agreement
                   ---------------------------------------------------      ---------------------------------------------------
                   Maximum No.           Aggregate                          Maximum No.          Aggregate
                   of Shares to be       Exercise Price     Percentage      of Shares to be      Exercise Price      Percentage
                   Purchased             to be Paid         of Stock        Purchased            to be Paid*         of Stock**
                   ---------------       --------------     ----------      ---------------      --------------      ----------
Gulfstream         264,172               $264,172           13.68%          2,120,000            $8,512,500          47.80%

Schwiebert         132,086               $132,086            6.84%            780,000            $3,065,625          17.59%

-------------------
* In the case of the options, the average of the closing bid and asked price of the Common Stock on November 6, 1996 (adjusted for the proposed reverse split) was used for the purpose of determining the exercise price. In the case of the Warrants, a Warrant exercise price of 115% of the closing bid and asked price of the Common Stock on such date (adjusted for the proposed reverse split) was used for the purpose of determining the exercise price.

** These amounts do not give effect to any possible issuances of shares under the proposed transactions described below under "Proposed Offering and Related Acquisition."

PROPOSED OFFERING AND RELATED ACQUISITION

     The Company has signed a letter of intent relating to a proposed public offering of its securities (the "Offering"). The proposed Offering is anticipated to consist of units comprised of: (i) newly issued shares of the Company's preferred stock which are to be convertible into shares of Common Stock; and (ii) warrants to purchase shares of Common Stock. The proposed

Offering, which will be made only by means of a prospectus, is anticipated to occur in early 1997 and to generate gross proceeds of approximately $6 million. These proceeds will be primarily used to fund the cash portion of the purchase price for the proposed acquisition described below and to retire debt. There can be no assurance that the proposed Offering can be successfully completed.

     The Company has signed a letter of intent with a distributor of fasteners and electronic hardware in the New England market, with annual sales of approximately $8 million, relating to the possible acquisition of such distributor. Such letter of intent is subject to a number of conditions, including satisfactory completion of due diligence and the execution of a definitive agreement. The consideration for such proposed acquisition would consist of cash representing a portion of the net proceeds of the Offering and newly issued securities of the Company. There can be no assurance that an agreement relating to such proposed acquisition can be successfully negotiated or, if negotiated, that such transaction can be successfully completed.


                             ELECTION OF DIRECTORS

     At the Meeting, the stockholders of record will elect five (5) directors to hold office until the 1997 annual meeting of stockholders or until their respective successors have been duly elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of the following nominees: Milton M. Adler, Robert V. Gubitosi, Mitchell Hymowitz, William J. McSherry, Jr. and Dominic A. Polimeni. All of the nominees presently comprise the entire Board of Directors of the Company. If at any time prior to or during the Meeting any of the nominees becomes unavailable to serve as a director, the persons named in the enclosed proxy will vote the shares represented by the proxy for the election of such person as the Board of Directors may recommend.

     Set forth below is certain information concerning the nominees for election as directors:

Name                               Age           Position
----                               ---           --------
Milton M. Adler                    69         Secretary, Treasurer and Director

Robert V. Gubitosi                 49         Director

Mitchell Hymowitz                  34         Director

William J. McSherry, Jr.           49         Director

Dominic A. Polimeni                50         Chairman, President
                                              and Chief Executive Officer

     MILTON M. ADLER has been a Director of the Company since February 1996, Controller of the Company since January 1992, Treasurer of the Company since February 1992 and Secretary since October 1993. Prior thereto, Mr. Adler was employed by Travelco, a travel consulting firm, for more than 18 years in various capacities, the most recent of which was Vice President of Administration. Mr. Adler is a Certified Public Accountant.

     ROBERT V. GUBITOSI has been a Director of the Company since February 1996 and Director of Operations of Quest Electronic Hardware, Inc., a subsidiary of the Company, since

March 1995. Mr. Gubitosi has been a Managing Director of Gulfstream Financial Group, Inc., a privately held financial consulting and investment banking firm, since August 1990. Prior to that he held the position of General Partner and Chief Financial Officer of the Securities Groups, a New York investment banking firm and primary dealer of U.S. government securities, with responsibility for the investment banking activities of the firm. In addition, he has held managerial positions at Goldman Sachs & Company and Oppenheimer & Company and specialized in brokerage accounting and auditing at Haskins & Sells and Touche Ross & Co. He holds a bachelor of business administration degree from Hofstra University. Mr. Gubitosi is the brother-in-law of Mr. Polimeni.

     MITCHELL HYMOWITZ has been a Director of the Company since December 1993. Mr. Hymowitz has also been Principal/Chief Financial Officer of H&W Hardware Co., Inc. and Vice President of Two Twenty First Avenue Realty Corp. since September 1990. Prior to that he was Senior Accountant with Paritz and Company, P.A., in New Jersey. Mr. Hymowitz earned a Bachelor of Science in Business Administration with a degree in Accounting from State University of New York at Buffalo in 1984.

     WILLIAM J. MCSHERRY, JR. has been a Director of the Company since February 1996. Mr. McSherry has been a partner of Battle Fowler LLP, a law firm with offices in New York City and Los Angeles, since July 1991. Prior to July 1991, Mr. McSherry was a partner in the law firm of Bryan Cave. Mr. McSherry is also the President and a director of Playtex Marketing Corporation, a privately-owned corporation, and serves as a trustee and as Deputy Mayor of the Village of Larchmont, State of New York.

     DOMINIC A. POLIMENI has been President, Chief Operating Officer and a Director of the Company since March 1995, and Chairman and Chief Executive Officer since February 1996. He has also been Chairman, Chief Executive Officer and Chief Financial Officer of Quest Electronic Hardware, Inc. since October 1994. Since May 1996, Mr. Polimeni has been a director of Healthcare Imaging Services, Inc., a publicly held company based in Middletown, New Jersey which provides healthcare management and services. Since March 1996 Mr. Polimeni has also been a director of TMCI Electronics, Inc., a publicly held company based in San Jose, California which provides custom manufacturing and value-added services to the information technology industry. Mr. Polimeni has been Managing Director of Gulfstream Financial Group, Inc., a privately held financial consulting and investment banking firm, since August 1990. Prior to that he held the position of Chief Financial Officer of Arrow Electronics, Inc. ("Arrow") for four (4) years. He also held several other positions, including general management positions, with Arrow over an eight-year period. Prior to that he practiced as a Certified Public Accountant for more than 12 years and was a Partner in the New York office of Arthur Young & Company. He has also held the position of Chief Operating Officer of Fugazy Express, Inc., a New York based transportation company in its start-up phase. He holds a bachelor of business administration degree from Hofstra University. Mr. Polimeni is the brother-in-law of Mr. Gubitosi.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors held two (2) meetings during the fiscal year ended December 31, 1995. All directors participated in both such meetings of the Board of Directors except for Marc Powell, a former director who did not attend one of the meetings. The Board of Directors acted by unanimous written consent four (4) times during such fiscal year. The Board of Directors, to date during 1996, has held four (4) meetings (in which all directors participated) and has acted by unanimous written consent seven (7) times.

     Election of the above nominees as Directors of the Company requires a plurality of the votes represented at the meeting in person or by proxy. In case any of the nominees should become unavailable for election for any reason not presently known or contemplated, the persons named on the proxy still have discretionary authority to vote pursuant to the proxy for a substitute.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE-NAMED NOMINEES.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation of the named executives for the periods indicated. No executive officer had total annual salary and bonus during any such period equal to or greater than $100,000.

                                                                                            Long Term Compensation
                                                                              -----------------------------------------------------
                                            Annual Compensation                       Awards                         Payouts
                              --------------------------------------------    -----------------------      ------------------------
(a)                           (b)       (c)        (d)        (e)             (f)          (g)             (h)         (i)

                                                                              Restricted   Securities
Name and                                                      Other Annual    Stock        Underlying      LTIP        All other
Principal Position            Year      Salary     Bonus      Compensation    Awards ($)   Options/SARs(#) Payouts     Compensation
------------------            ----      ------     -----      ------------    ----------   --------------- -------     ------------
Dominic A. Polimeni           1995(1)   $75,000    --         --              --           --              --          --
  Chairman, President and     1994      --         --         --              --           --              --          --
  Chief Executive Officer     1993      --         --         --              --           --              --          --

Stephen J. Drescher           1995(1)   $52,000    --         --              --           -0-             --          --
  Former Chairman and Chief   1994      $52,000    --         --              --           250,000(2)      --          --
  Executive Officer           1993      $19,000    --         --              --           -0-             --          --

---------------
(1) Mr. Polimeni served as President and Chief Operating Officer of the Company during the period March-December 1995. Mr. Drescher acted as Chairman and Chief Executive Officer until January 1996. In February 1996, Mr. Polimeni was elected to the additional capacities of Chairman and Chief Executive Officer. Prior to March 1995, Mr. Polimeni was not associated with the Company.

(2) Options to acquire 250,000 shares at $0.625 per share were granted to Mr. Drescher in 1994 pursuant to the 1992 Amended and Restated Management Incentive Option Plan.

EMPLOYMENT AGREEMENTS

     Dominic A. Polimeni, Chairman, Chief Executive Officer and President of the Company, is party to an employment agreement with Quest Electronic Hardware, Inc., a subsidiary of the Company. This agreement expires on March 31, 2000, provides for a base salary of $100,000 per annum and requires Mr. Polimeni to devote such portion of his business time and energies to the business and affairs of the Company as is needed to perform his duties under the agreement. See also "RELATED PARTY TRANSACTIONS" with respect to a Management Advisory and Consulting Agreement between the Company and Gulfstream, a company owned by Mr. Polimeni and Joan R. Gubitosi.

OPTION/SAR GRANTS

     There were no grants during 1995 of stock options or stock appreciation rights to any person named in the Summary Compensation Table. For information relating to warrants and rights granted to Gulfstream, a company owned by Dominic A. Polimeni and Joan R. Gubitosi, and to Phillip D. Schwiebert, see "VOTING SECURITIES AND SECURITIES OWNERSHIP-- Exchange Agreements."

OPTION/SAR EXERCISES

     Set forth below is information concerning exercises of options during 1995 and the year-end value of unexercised options for the persons named in the Summary Compensation Table:

             (a)                  (b)            (c)                       (d)                             (e)

                                                              Number of Securities
                                                              Underlying Unexercised          Value of Unexercised-In-
                               Shares                         Options/SAR's at Fiscal         the-Money Options/SARs
                               Acquired        Value          Year End (#)                    at Fiscal Year End ($)
            Name               on Exercise     Realized       Exercisable/Unexercisable       Exercisable/Unexercisable
            ----               -----------     --------       -------------------------       -------------------------
Dominic A. Polimeni              -0-             -0-                      -0-                             -0-
Chairman, President and
Chief Executive Officer

Stephen J. Drescher            250,000         $656,250                   -0-                             -0-
Former Chairman and
Chief Executive Officer

     The value realized is based on the difference between the exercise price of $0.625 per share and the average of the high and low bid prices for the Common Stock on April 28, 1995, the date of exercise.

COMPENSATION OF DIRECTORS

     Other than the 1994 Director Non-Qualified Stock Option Plan described below, the Company does not have a standard policy regarding compensation of members of the Board of Directors. Other than as reported below, the members of the Board of Directors did not receive compensation for their services as such during the year ended December 31, 1995.

THE 1994 DIRECTOR NON-QUALIFIED STOCK OPTION PLAN

     On January 26, 1994, the Board of Directors (the "Board") adopted, subject to stockholder approval, the above captioned plan and in February 1996 amended the plan so as to change the annual date of the grant to the first Wednesday of February. On April 2, 1996, the Director Non-Qualified Stock Option Plan was approved by the Company's stockholders at a special meeting. The plan, as amended and approved, is hereinafter referred to as the "1994 Plan." Pursuant to the terms of the 1994 Plan, options for an aggregate of 300,000 shares of the Company's Common Stock may be granted.

     All non-employee directors shall receive an option to purchase 15,000 shares of the Common Stock of the Company on the first Wednesday of February in each calendar year at an exercise price equal to the fair market value per share of the Common Stock on that date. Such options shall be exercisable immediately for a period of 10 years from date of grant unless terminated earlier pursuant to the terms of the plan. Under the 1994 Plan, 120,000 options have been granted to date at exercise prices of $1.125 per share, $1.906 per share and $2.406 per share.

1992 STOCK OPTION PLAN

     In June 1992, the Board unanimously approved the adoption of the "1992 Plan" which was approved by the Shareholders of the Company on January 8, 1993. Under the 1992 Plan, both incentive stock options ("ISOs") and non-qualified stock options ("Non-Qualified Options") may have been granted (together, the "Options"). Each option was to be specifically designated at the time of its grant as an ISO (within the meaning of Section 422 of the Internal Revenue Code of 1986) (the "Code"), or a Non-Qualified Option. All non-management employees were eligible to receive ISOs under the 1992 Plan. All non-management employees and non-employee consultants and Company Judges were eligible to receive Non-Qualified Options under the 1992 Plan.

     No options were granted under the 1992 Plan during 1995. The Board of Directors has terminated the 1992 Plan and no additional options will be granted thereunder.

THE 1992 AMENDED AND RESTATED MANAGEMENT INCENTIVE OPTION PLAN

     In December 1991, the Board approved the Company's 1992 Management Incentive Option Plan (the "Incentive Plan"). In September and October 1992, effective as of the date of the original plan, the Board approved certain amendments to the original plan which were ratified by the Shareholders of the Company on January 8, 1993. Pursuant to the terms of the Incentive Plan non-qualified options to purchase up to 533,333 shares of the Company's Common Stock may have been granted to officers, directors, key employees and consultants of the Company.

     No options were granted under the Incentive Plan during 1995. The Board of Directors has terminated the Incentive Plan and no additional options will be granted thereunder.


                          RELATED PARTY TRANSACTIONS

     As of the close of business on March 31, 1995, the Company acquired from Gulfstream Financial Group, Inc., a Florida corporation owned by Dominic A. Polimeni and Joan R. Gubitosi, and from Phillip D. Schwiebert all of the outstanding capital stock of Quest Electronic Hardware, Inc. This transaction is described under "VOTING SECURITIES AND SECURITIES OWNERSHIP--Security Ownership of Management and Principal Stockholders." Pursuant to the Management Advisory and Consulting Agreement therein described, the Company has also agreed to compensate Gulfstream for advisory and consulting services at the rate of $150,000 per year. This agreement expires on March 31, 2000 and can be terminated by either party on 90 days notice. See also "VOTING SECURITIES AND SECURITIES OWNERSHIP--Exchange Agreements" for the terms of a related exchange agreement.

     In April 1995, the Company loaned Stephen J. Drescher, then Chairman and Chief Executive Officer of the Company, $156,250 in connection with the exercise by Mr. Drescher of options to purchase Common Stock. The obligation to repay this loan was satisfied by Gulfstream and Mr. Schwiebert by the contribution of shares of Common Stock to the Company in connection with Mr. Drescher's resignation in January 1996 as an officer and director of the Company.

     In April 1995, the Company loaned Paul L. Burton, then Executive Vice President and a Director of the Company, $125,000 in connection with the exercise by Mr. Burton of options to purchase Common Stock. The obligation to repay this loan and to repay $69,228 of expenses paid by the Company on Mr. Burton's behalf was satisfied by Gulfstream and Mr. Schwiebert by the contribution of shares of Common Stock to the Company in connection with Mr. Burton's resignation in January 1996 as an officer and director of the Company.


           COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of equity securities of the Company with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, or written representations from certain reporting persons that such persons have filed on a timely basis all reports required by Section 16(a), and without researching or making any inquiry regarding delinquent Section 16(a) filings, the Company believes that, during the fiscal year ended December 31, 1995, a Form 5 was filed on a non- timely basis by Daniel Porush (formerly a holder of more than 10% of the Common Stock) and Forms 4 were filed on a non-timely basis with respect to two transactions by Paul L. Burton and with respect to six transactions by Stephen
J. Drescher. Messrs. Burton and Drescher were officers and directors of the Company during 1995.


                         BOARD OF DIRECTORS PROPOSALS

                                PROPOSAL NO. 1
          AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
        EFFECT A ONE-FOR-TEN REVERSE SPLIT OF THE COMPANY'S OUTSTANDING
                                 COMMON STOCK

     The Board of Directors has proposed an amendment to Article FOURTH of the Company's Certificate of Incorporation that would effect a reverse split of the Company's issued and outstanding Common Stock on the basis of one new share of Common Stock for each ten shares of presently outstanding Common Stock. As of November 7, 1996, 15,354,842 shares of Common Stock were issued and outstanding, 118,493 shares were held in treasury and 34,526,665 shares were unissued. As of November 7, 1996, there were 297,666 shares of Common Stock reserved for issuance upon the exercise of outstanding options or warrants.

REASONS FOR THE PROPOSED REVERSE STOCK SPLIT

     The Board of Directors believes that the present level of per share market prices of the Common Stock impairs the acceptability of the stock by portions of the financial community and the investing public and therefore impacts liquidity. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it or a company's reputation in the financial community, but in practice this is not necessarily the case, as many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks. The Board of Directors also believes that the current per share price of the Common Stock has reduced the effective marketability of the shares because of the reluctance of many leading brokerage firms to recommend low priced stock to their clients. Further, various brokerage house policies and practices tend to discourage individual brokers from dealing in low priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures which function to make the handling of low priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low priced stock because the brokerage commission on a sale of low priced stock generally represents a higher percentage of the sales price than the commission on higher priced issues. Accordingly, the Board of Directors proposes the reverse split so as to bolster the marketability of the Company's stock by increasing the per share market prices of the Company's Common Stock.

     Another purpose of the proposed amendment is to reduce the number of shares of Common Stock outstanding. The Board of Directors believes that the total number of shares currently outstanding is disproportionately large relative to the Company's present market capitalization. Moreover, when such a large number of shares is outstanding, earnings per share is only affected by a significant change in net earnings. If a smaller number of shares were outstanding, the Company's financial results would be better reflected in the Company's earnings per share.

     Consistent with the foregoing considerations, the Board of Directors also believes that effecting the reverse split will facilitate the Company's ability to consummate the proposed offering and the proposed acquisition described under "VOTING SECURITIES AND SECURITIES OWNERSHIP--Proposed Offering and Related Acquisition."

     Although there can be no assurance that the price of the Common Stock after the reverse split will actually increase in an amount proportionate to the decrease in the number of outstanding shares, the proposed reverse stock split is intended to result in a price level for the Common Stock that will increase investor interest, reduce resistance of brokerage firms to recommend the Common Stock and facilitate the proposed transactions described herein.

PRINCIPAL EFFECTS OF THE PROPOSED REVERSED STOCK SPLIT

     The principal effects of the proposed reverse stock split would be the following:

     Based upon 15,354,842 shares of Common Stock outstanding on November 7, 1996, the proposed one-for-ten reverse stock split would decrease the outstanding shares of Common Stock by approximately 90.0%, and thereafter approximately 1,535,484 shares of Common Stock would be outstanding, held by approximately 1,000 stockholders of record. The proposed reverse split would not affect the proportionate equity interest in the Company of any holder of Common Stock, except as may result from the provisions for the elimination of fractional shares as described below. The proposed reverse stock split would not affect the registration of the Common Stock under the Securities Exchange Act of 1934.

     The reverse split may leave certain stockholders with one or more "odd lots" of the Company's Common Stock, i.e., stock in amounts of less than 100 shares. These shares may be more difficult to sell, or require a greater commission per share to sell, than shares in even multiples of 100.

     As of November 7, 1996, there were outstanding options and warrants to purchase shares relating to an aggregate of 297,666 shares of Common Stock. All of the outstanding options and warrants include provisions for adjustments in the number of shares covered thereby, and the exercise price thereof, in the event of a reverse stock split by appropriate action of the Board of Directors. If the proposed one-for-ten reverse split is approved and effected, there would be reserved for issuance upon exercise of all outstanding options and warrants a total of 29,767 shares of Common Stock. Each of the outstanding options would thereafter evidence the right to purchase 10% of the shares of Common Stock previously covered thereby and the exercise price per share would be ten times the previous exercise price.

     In addition, by reason of the amendment to the Certificate of Incorporation, the par value of the Common Stock will be increased from $.0001 to $.001.

     Under the proposal, only the issued and outstanding shares of Common Stock would be affected by the reverse split. The number of authorized shares of Common Stock would remain at 50,000,000. By reason of the foregoing, one of the effects of the reverse split would be to substantially increase the number of authorized but unissued shares. The Board of Directors is proposing, however, to reduce the number of authorized shares of Common Stock from 50,000,000 to 20,000,000. See "PROPOSAL NO. 2 -- AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK."

     Although management is not currently aware of any effort by any person to gain control of the Company, in the event of such an effort, the authorized but unissued shares of Common Stock could be used to make a change in control of the Company more difficult. Under certain circumstances such shares could be used to create voting impediments to deter persons seeking to effect a takeover or otherwise gain control of the Company. Such shares could be sold in public or private transactions to purchasers who might side with the Board of Directors in opposing a takeover bid which the Board of Directors determines not to be in the best interests of the Company and its stockholders. The authorized shares might have the effect of discouraging an attempt by another person, through the acquisition of a substantial number of shares of the Company's Common Stock, to acquire control of the Company with a view to imposing a merger, sale of all or any part of the Company's assets or a similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity.

     In addition, shares of the Company may be authorized for issuance by the Board of Directors as consideration in whole or in part for future acquisitions which may be made by the Company. The Company's stockholders may not have the opportunity to review the financial statements of any of the companies which may be acquired or have the opportunity to vote on any proposed acquisitions. Any such issuance of additional shares may cause current stockholders of the Company to suffer significant dilution and may adversely affect the market for the Company's securities.

     The following table illustrates the principal effects of the proposed reverse stock split discussed in the preceding paragraphs:

                                                                                               IF PROPOSAL TO REDUCE
                  NUMBER OF SHARES                            PRIOR TO            AFTER          AUTHORIZED COMMON
                  OF COMMON STOCK                           REVERSE SPLIT     REVERSE SPLIT      STOCK IS APPROVED
                  ----------------                          -------------     -------------    ---------------------
Authorized..........................................         50,000,000        50,000,000            20,000,000

Outstanding.........................................         15,354,842         1,535,484             1,535,484

Shares held in treasury.............................            118,493            11,849                11,849

Reserved for future issuance upon exercise of
options and warrants................................            297,666            29,767                29,767

Available for future issuance by action of the
Board of Directors (after giving effect to the
above reservations).................................         34,228,999        48,422,900            18,422,900

     Assuming the proposed amendment to the first clause of Article FOURTH of the Certificate of Incorporation effecting the reverse stock split is approved, a Certificate of Amendment amending the Certificate of Incorporation as set forth in Appendix A to this Proxy Statement will be filed with the Secretary of State of the State of Delaware (the "Delaware Secretary of State") as promptly as practicable thereafter. The amendment and the proposed reverse stock split would become effective upon the date of filing (the "Effective Date").

EXCHANGE OF STOCK CERTIFICATES AND ELIMINATION OF FRACTIONAL SHARE INTERESTS

     As soon as possible after the Effective Date, holders of Common Stock will be notified and requested to surrender their present Common Stock certificates for new certificates representing the number of whole shares of Common Stock after the reverse split, rounded, if necessary, to the next highest whole share. Until so surrendered, each current certificate representing shares of Common Stock will be deemed for all corporate purposes after the Effective Date to evidence ownership of Common Stock in the appropriately reduced whole number of shares. American Stock Transfer & Trust Company will be appointed exchange agent (the "Exchange Agent") to act for stockholders in effecting the exchange of their certificates.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of certain federal income tax consequences of the proposed reverse split of the Company's Common Stock. This discussion does not purport to deal with all aspects of federal income taxation that may be relevant to holders of Common Stock and is not intended to be applicable to all categories of investors, some of which, such as dealers in securities, banks, insurance companies, tax-exempt and foreign persons, may be subject to special rules. Furthermore, the following discussion is based on current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and administrative and judicial interpretations as of the date hereof, all of which are subject to change. Holders of Common Stock are advised to consult their own tax advisors regarding the federal, state, local and foreign tax consequences of the proposed reverse stock split.

     The proposed reverse stock split will be a tax-free recapitalization for the Company and its stockholders. The new shares of Common Stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of Common Stock held by that stockholder immediately prior to the proposed reverse stock split. A stockholder's holding period for the new shares of Common Stock will be the same as the holding period for the shares of Common Stock exchanged therefor.

     Approval of the reverse stock split requires the affirmative vote of a majority of all of the issued and outstanding shares of Common Stock. The foregoing summary of the amendment is qualified in its entirety by reference to the complete text of the proposed revised first clause of Article FOURTH of the Certificate of Incorporation, which is set forth as Appendix A to this Proxy Statement.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.


                                PROPOSAL NO. 2
            AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                  TO DECREASE THE NUMBER OF AUTHORIZED SHARES
                         OF THE COMPANY'S COMMON STOCK

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to decrease the Company's authorized number of shares of Common Stock from 50,000,000 shares to 20,000,000 shares. The Board of Directors has also adopted, pursuant to stockholder approval an amendment to decrease the number of authorized shares of Preferred Stock. See "PROPOSAL NO. 3 -- AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S PREFERRED STOCK ."

     The Board of Directors is proposing to decrease the number of authorized shares of Common Stock because of its view that the one-for-ten reverse split of the issued and outstanding Common Stock without a corresponding reduction of the number of shares of authorized Common Stock will result in the Company having more shares of Common Stock authorized for issuance than the Board reasonably anticipates being needed for the foreseeable future. Even if the number of authorized shares of Common Stock is reduced as proposed, there will still be a substantial number of authorized but unissued shares. Please refer to Proposal No. 1 for factors to be considered in connection with such a substantial number of authorized but unissued shares, and to the corresponding table.

     The proposed amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.


                                PROPOSAL NO. 3
            AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                  TO DECREASE THE NUMBER OF AUTHORIZED SHARES
                       OF THE COMPANY'S PREFERRED STOCK

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to decrease the Company's authorized number of shares of Preferred Stock from 10,000,000 shares to 6,000,000 shares. Of the 10,000,000 authorized shares of Preferred Stock, 900,000 shares were previously issued under terms which provided that such shares could not be reissued at a later date. All of such shares of Preferred Stock have been converted into Common Stock and no shares of Preferred Stock currently remain outstanding. The Board of Directors has also adopted, pursuant to stockholder approval an amendment to decrease the number of authorized shares of Common Stock. See "PROPOSAL NO. 2 -- AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK."

         The Board of Directors is proposing to decrease the number of authorized shares of Preferred Stock because of its view that the Company has more shares of Preferred Stock authorized for issuance than the Board reasonably anticipates being needed for the foreseeable future. Even if the number of authorized shares of Preferred Stock is reduced as proposed, there will still be a substantial number of authorized but unissued shares. Please refer to Proposal No. 1 for factors to be considered in connection with such a substantial number of authorized but unissued shares.

         The proposed amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.


                                PROPOSAL NO. 4
                    APPROVAL OF THE 1996 STOCK OPTION PLAN

SUMMARY OF THE 1996 STOCK OPTION PLAN.

     The Board of Directors submits to the stockholders for their approval a 1996 Stock Option Plan (the "Plan"), which is summarized below. The summary is qualified in its entirety by reference to the text of the Plan which is attached hereto as Appendix B. The purpose of such Plan is to advance the interests of the Company by enabling officers, employees and directors of the Company and its Affiliates, as such term is defined by the Plan, to participate in the Company's future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company.

Administration

     The Plan shall be administered by a Stock Award Committee (the "Committee"), which would be composed of not less than two directors of the Company all of whom shall be NonEmployee Directors, as that term is defined in the Plan. Each member of the Committee will be appointed by the Board. In the absence of such a committee, the Plan shall be administered by the entire Board.

     The Committee shall have the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable to supervise the administration of the Plan. However, no amendment to the Plan shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement, except that the Board of Directors of the Company shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval. The Committee may act only by a majority of its members then in office. The duration of the Plan shall be ten years from the date upon which the Plan is approved by the stockholders of the Company.

Eligibility

     Officers, employees and directors of the Company and its Affiliates who are responsible for or contribute to the management growth and profitability of management, the business of the Company and its Affiliates are eligible to be granted Awards under the Plan. The Company estimates the approximate number of officers, employees and directors eligible to participate in the Plan as of November 7, 1996 to be two (2), twenty (20), and two (2), respectively. The benefits or amounts that will be received by or allocated to the Company's chief executive officer, the Company's next four most highly compensated officers who were serving as executive officers at the end of the last completed fiscal year, and other Plan beneficiaries cannot be determined at this time. The Company will not incur any expense and has no obligation to issue Awards with respect to past services and current services.

Types of Awards

     The Committee will have the plenary authority to grant Awards to officers, employees and directors of the Company or its Affiliates. Awards granted to participants of the Plan include Stock Options, Stock Appreciation Rights, Restricted Stock, or any combination of the foregoing, as these terms are defined and regulated under the Plan. The Committee shall have the authority to grant either Incentive Stock Options or Non-Qualified Stock Options under the Plan; however, the former may be granted only to employees of the Company and its subsidiaries. The Awards are subject to such terms and conditions as determined by the Committee and which may differ from Award to Award. The prices, expiration dates and other material conditions upon which the Stock Options and Stock Appreciation Rights may be exercised and the consideration received or to be received by the Company or its Affiliates for the granting or extension of the Awards are to be determined by the Committee and are indeterminable as of the date of this Proxy Statement.

Number of Shares

     The total number of shares of Stock reserved and available for distribution as Awards under the Plan will be 250,000 (post-split) shares of the Company's Common Stock.

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1996 STOCK OPTION PLAN

     This summary of certain federal income tax consequences is provided as general information, but does not purport to be a complete and detailed description of all possible tax consequences to the recipient of an Option and the Company. It describes the federal tax consequences in effect as of the date set forth in the notice. Each holder of an Option is advised to consult his tax advisor because tax consequences may vary depending upon the individual circumstances of the holder.

     Incentive Options ("ISO"). ISOs are designed to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). In the case of ISOs no taxable gain will be realized by a recipient upon grant or exercise of the option, and the Company will not be entitled to a tax deduction at the time any such option is granted or exercised. However, the excess of the fair market value of any stock received over the option price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. Alternative minimum taxable income is the base for calculating an individual taxpayer's liability for the alternative minimum tax, a tax which is payable if it exceeds the amount of the individual's tax liability calculated on the regular method. Additionally, the basis of the stock for alternative minimum tax purposes would be increased by this adjustment.

     If a recipient of an ISO does not dispose of stock acquired by him upon the exercise of the option within one year after the date of transfer of such stock or within two years after the date of grant of such an option, any gain realized by him on a subsequent sale of such stock will be capital gain, which will be long term capital gain if the stock was held for the appropriate holding period (currently more than one year). In determining the amount of taxable gain or loss on a subsequent sale or other disposition of stock obtained by exercise of an ISO, the tax basis of such stock (for regular tax purposes) will be an amount equal to the option price paid therefor.

     On the other hand, if the recipient sells or otherwise disposes of the stock obtained by exercise of an ISO within one year of the date of grant of the option (other than certain permitted disposition), he will at that time recognize ordinary income to the extent that the fair market value of the stock on the date that the option was exercised or the amount realized on sale or disposition, whichever is less, exceeds the option price. If the amount realized on sale or disposition is greater than the fair market value of the stock on the date the option was exercised, such excess will be treated as capital gain, which will be a long-term capital gain if the stock was held for the appropriate holding period (currently more than one year).

     In general, in any year in which a recipient recognizes ordinary income because of the disposition of his shares within one year from the date of exercise or two years from the date of grant of an ISO, the Company will receive a corresponding deduction for federal income tax purposes. No deduction will be allowed to the Company if the stock acquired upon exercise of an ISO is held for more than one year after the date of transfer of such stock and more than two years from the date of grant of the ISO.

     Non-Qualified Options. The treatment of Non-Qualified Options for federal income tax purposes depends on whether the option has a readily ascertainable fair market value at the time it is granted. If a Non-Qualified Option has a readily ascertainable fair market value at the time of grant, the excess of the fair market value of Non-Qualified Options received by a recipient over the amount, if any, paid for the options must be included in the recipient's gross income at the time the option is granted, or if later, at the earlier of the time that the option is transferable or is not subject to a substantial risk of forfeiture. If an option with a readily ascertainable fair market value is not taxable at the time the option is granted because the option is nontransferable and subject to a substantial risk of forfeiture, the recipient may nevertheless elect to include such amount in gross income in the year of grant of the option. Because the Non-Qualified Options are not actively traded on an established market and because it is likely that the Non-Qualified Options will be nontransferable by the recipient or will not be immediately exercisable, it is not expected that the Non-Qualified Options will have a readily ascertainable fair market value. If a Non-Qualified Option does not have a readily ascertainable fair market value at the time of grant, there is no taxable event at grant; rather, the excess of (i) the value of the stock on the date it is acquired pursuant to exercise of the option over (ii) the exercise price plus the amount, if any, paid for the option must be included in the recipient's gross income at the time of the receipt of the stock pursuant to the exercise of the option, or, if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. If stock received pursuant to the exercise of a Non-Qualified Option is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the recipient may elect to include such amount in gross income in the year the stock is received pursuant to exercise of the option.

     The receipt of taxable income upon exercise of a Non-Qualified Option may be ameliorated if the underlying stock is registered because the recipient may sell a portion of his stock to pay the income tax liability; such is not the case with the receipt of income upon grant of a Non-Qualified Option. The grant or exercise of a Non-Qualified Option will not result in any adjustment for alternative minimum tax purposes. In general, with respect to Non-Qualified Options, a corresponding deduction is allowed to the Company for the amount and at the time that the recipient recognizes income, and such income is subject to withholding and employment taxes, if applicable.

     The affirmative vote of a majority of the shares of Common Stock represented at the Meeting in person or by proxy is required for approval of the 1996 Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.


                                PROPOSAL NO. 5
                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed Moore Stephens, P.C. as independent public accountants of the Company for the year ending December 31, 1996. The Board of Directors is submitting the appointment of Moore Stephens, P.C. for ratification at the Annual Meeting. Moore Stephens, P.C. audited the Company's financial statements for the fiscal years ending December 31, 1995 and 1994, and the Board believes that this firm has demonstrated that it is well qualified to make an independent examination of the accounts of the Company. If the appointment is not approved, the Board will reconsider its appointment. Representatives of Moore Stephens, P.C. will be present at the meeting, and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     The affirmative vote for a majority of the shares of Common Stock represented at the Meeting in person or by proxy is required for approval of the appointment of auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

                                OTHER BUSINESS

     It is not expected that any business other than that set forth in the Notice of Annual Meeting of Stockholders and more specifically described in this Proxy Statement will be brought before the meeting. However, if any other business should properly come before the meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the meeting.

1997 STOCKHOLDER PROPOSALS

     To be eligible for inclusion in the Company's Proxy Statement for the 1997 Annual Meeting of Stockholders, to be held on or about June 3, 1997, stockholder proposals must be received by the Company at its principal executive office, Questron Technology, Inc., 6400 Congress Avenue, Suite 200, Boca Raton, FL 33487, on or before January 2, 1997.

ANNUAL REPORT

     The Securities and Exchange Commission rules require that an annual report precede or accompany proxy material. Copies of the Company's Annual Report on Form 10-KSB for the fiscal period ended December 31, 1995 accompany this proxy statement. More than one annual report need not be sent to the same address, if the recipient agrees. If more than one annual report is being sent to your address, at your request, mailing of the duplicate copy to the account you select will be discontinued.

                                          By Order of the Board of Directors,


                                          Milton M. Adler
                                          Secretary

Date: November 27, 1996


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                                                                    APPENDIX A

                                PROPOSAL NO. 1

The Certificate of Incorporation of the Corporation is proposed to be amended by deleting ARTICLE FOURTH in its entirety and substituting the following in lieu therefor:

                  "FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is sixty million (60,000,000) shares, of which fifty million (50,000,000) shares shall be Common Stock, par value $.001 per share ("Common Stock"), and ten million (10,000,000) shares shall be preferred stock, par value $.01 per share ("Preferred Stock"). The Preferred Stock may be issued with full, multiple or fractional voting rights with such designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special relative rights that shall be fixed from time to time by resolution of the Board of Directors.

                  Upon filing with the Secretary of State of the State of Delaware of a Certificate of Amendment to the Corporation's Certificate of Incorporation whereby ARTICLE FOURTH is amended to include the within paragraph, each ten (10) issued and outstanding shares of Common Stock of this Corporation shall thereby be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $.001 per share. Each person at that time holding of record any issued and outstanding shares of Common Stock shall receive upon surrender to the Corporation's transfer agent a stock certificate or certificates to evidence and represent the number of shares of post-reverse split common Stock to which such stockholder is entitled after giving effect to the reverse split, rounded, if necessary, to the next highest whole share."

                                PROPOSAL NO. 2

If Proposal No. 2 is approved but Proposal No. 3 is not approved:

The Certificate of Incorporation of the Corporation is proposed to be amended by deleting ARTICLE FOURTH in its entirety and substituting the following in lieu therefor:

         "FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is thirty million (30,000,000) shares, of which twenty million (20,000,000) shares shall be Common Stock, par value $.001 per share ("Common Stock"), and ten million (10,000,000) shares shall be preferred stock, par value $.01 per share ("Preferred Stock"). The Preferred Stock may be issued with full, multiple or fractional voting rights with such designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special relative rights that shall be fixed from time to time by resolution of the Board of Directors.

         Upon filing with the Secretary of State of the State of Delaware of a Certificate of Amendment to the Corporation's Certificte of Incorporation whereby ARTICLE FOURTH is amended to include the within paragraph, each ten (10) issued and outstanding shares of Common Stock of this Corporation shall thereby be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $.001 per share. Each person at that time holding of record any issued and outstanding shares of Common Stock shall receive upon surrender to the Corporation's transfer agent a stock certificate or certificates to evidence and represent the number of shares of post-reverse split Common Stock to which such stockholder is entitled after giving effect to the reverse split, rounded, if necessary, to the next highest whole share."

                                PROPOSAL NO. 3

If Proposal No. 2 is approved and Proposal No. 3 is approved:

The Certificate of Incorporation of the Corporation is proposed to be amended by deleting ARTICLE FOURTH in its entirety and substituting the following in lieu therefor:

         "FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is twenty-six million (26,000,000) shares, of which twenty million (20,000,000) shares shall be Common Stock, par value $.001 per share ("Common Stock"), and six million (6,000,000) shares shall be preferred stock, par value $.01 per share ("Preferred Stock"). The Preferred Stock may be issued with full, multiple or fractional voting rights with such designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special relative rights that shall be fixed from time to time by resolution of the Board of Directors.

         Upon filing with the Secretary of State of the State of Delaware of a Certificate of Amendment to the Corporation's Certificte of Incorporation whereby ARTICLE FOURTH is amended to include the within paragraph, each ten (10) issued and outstanding shares of Common Stock of this Corporation shall thereby be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $.001 per share. Each person at that time holding of record any issued and outstanding shares of Common Stock shall receive upon surrender to the Corporation's transfer agent a stock certificate or certificates to evidence and represent the number of shares of post-reverse split Common Stock to which such stockholder is entitled after giving effect to the reverse split, rounded, if necessary, to the next highest whole share."

                                                                    APPENDIX B

                           QUESTRON TECHNOLOGY, INC.
                            1996 STOCK OPTION PLAN



SECTION 1. Purpose. The purpose of the Questron Technology, Inc. 1996 Stock Option Plan is to advance the interests of Questron Technology, Inc. (the "Company") by enabling officers, employees and directors of the Company and its Affiliates to participate in the Company's future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company.

SECTION 2. Definitions. For purposes of the Plan, the following terms are defined as set forth below:

        a. "Affiliate" means a corporation or other entity controlled directly, or indirectly through one or more intermediaries, by the Company and designated by the Committee as such.

        b. "Award" means an award granted to a Participant in the form of a Stock Appreciation Right, Stock Option, or Restricted Stock, or any combination of the foregoing.

        c. "Board" means the Board of Directors of the Company.

        d. "Cause" shall have the meaning set forth in Section 8.

        e. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        f. "Commission" means the Securities and Exchange Commission or any successor agency.

        g. "Committee" means the Committee referred to in Section 5.

        h. "Common Stock" means common stock, $.001 per share par value, of the Company.

        i. "Company" means Questron Technology, Inc., a Delaware corporation.

        j. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

        k. "Non-Employee Director" shall mean a director who qualifies as such under Rule 16b-3(b)(3), as promulgated under the Exchange Act, or as such term is defined under any successor rule adopted by the Commission.

        l. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

        m. "Fair Market Value" means the average, as of any given date, between the highest and lowest reported closing bid and asked prices of the Stock on NASDAQ or the closing sale price as of any given date if the Stock is listed on a national securities exchange or the

NASDAQ National Market System. If there is no regular public trading-market for such Stock under circumstances specified above, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

        n. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        o. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        p. "Normal Retirement" means retirement from active employment with the Company or an Affiliate at or after age 65 or at such other age as may be specified by the Committee.

        q. "Participant" means an officer, employee or director of the Company or of an Affiliate to whom an Award has been granted which has not terminated, expired or been fully exercised.

        r. "Plan" means the Questron Technology, Inc. 1996 Stock Option Plan, as set forth herein and as hereinafter amended from time to time.

        s. "Restricted Period" means the period of time, which may be a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the restrictions imposed on such Stock, as determined by the Committee.

        t. "Restrictions" means the restrictions and conditions imposed on Restricted Stock awarded to a Participant, as determined by the Committee, which must be satisfied in order for the Restricted Stock to vest, in whole or in part, in the Participant.

        u. "Restricted Stock" means an Award of Stock on which are imposed Restriction Period(s) and Restrictions whereby the Participant's rights to full enjoyment of the Stock are conditioned upon the future performance of substantial services by any individual or are otherwise subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, as amended.

        v. "Restricted Stock Agreement" means a written agreement between a Participant and the Company evidencing an award of Restricted Stock.

        w. "Restricted Stock Award Date" means the date on which the Committee awarded Restricted Shares to the Participant.

        x. "Retirement" means Normal Retirement or early retirement if a defined benefit or 401(k) retirement plan of the Company provides for same.

        y. "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission granted under Section 16(b) of the Exchange Act, as amended from time to time.

        z. "Stock" means the Common Stock.

        aa. "Stock Appreciation Right" means a right granted under Section 9.

        bb. "Stock Option" or "Option" means an option granted under Section 8.

        cc. "Termination of Employment" means the termination of the Participant's employment with the Company and any Affiliate. A Participant employed by an Affiliate shall also be deemed to incur a Termination of Employment if the Affiliate ceases to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or another Affiliate.

            In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 3.  Effective Date.

            The effective date of the Plan shall be the date upon which the Plan is approved by the stockholders of the Company.

SECTION 4.  Stock Subject to Plan.

            The total number of shares of Stock reserved and available for distribution pursuant to Awards under the Plan shall be 250,000 shares of post one-for-ten reverse split Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

            If any shares of Stock that have been Optioned cease to be subject to a Stock Option, if any shares of Stock that are subject to any Award are forfeited or if any Award otherwise terminates without a distribution being made to the Participant in the form of Stock, such shares shall again be available for distribution in connection with Awards under the Plan. In addition, any stock purchased by a Participant upon exercise of an Option under the Plan which is subsequently repurchased by the Company pursuant to the terms of such Option may again be the subject of an Option under the Plan.

            In the event of any merger, reorganization, consolidation, recapitalization (including but not limited to the issuance of Stock or any securities convertible into Stock in exchange for securities of the Company), stock dividend, stock split or reverse stock split, extraordinary distribution with respect to the Stock or other similar change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and Option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, and in the number of shares subject to other outstanding Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number and further provided that no adjustment shall be made by reason of the one-for-ten reverse split of the outstanding Stock proposed in the proxy statement relating to the Company's 1996 Annual Meeting of Stockholders. Such adjusted Option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 5.  Administration.

            The Plan shall be administered by the Stock Award Committee ("Committee") of the Board or such other committee of the Board, composed of not less than two directors all of whom shall be Non-Employee Directors unless otherwise determined by the Board. Each member of the Committee shall be appointed by and serve at the pleasure of the Board. If at any time no Committee shall be in place, the functions of the Committee specified in the Plan shall be exercised by the Board.

            The Committee shall have plenary authority to grant Awards to officers, employees and directors of the Company or an Affiliate. Among other things, the Committee shall have the authority, subject to the terms of the
Plan:

            (a) to select the officers, employees and directors to whom Awards may from time to time be granted;

            (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock, or any combination thereof are to be granted hereunder;

            (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

            (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option price, any vesting restrictions or limitation, any repurchase rights in favor of the Company and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Stock relating thereto, based on such factors as the Committee shall determine);

            (e) to adjust the terms and conditions, at any time or from time to time, of any Award, including with respect to performance goals and measurements applicable to performance-based Awards pursuant to the terms of the Plan;

            (f) to determine under what circumstances an Award may be settled in cash or Stock;

            (g) if appropriate, to determine Fair Market Value; and

            (h) to substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Option prices.

            The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

            The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

            Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

SECTION 6.  Eligibility.

            Officers, employees and directors of the Company and its Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Affiliates are eligible to be granted Awards under the Plan. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Award under the Plan shall not be eligible to receive an Award under the Plan for the duration of the waiver.

SECTION 7.  Duration of the Plan.

            The Plan shall terminate ten (10) years from the effective date specified in Section 3 of the Plan, unless terminated earlier pursuant to
Section 11 hereto, and no Awards may be granted thereafter.

SECTION 8.  Stock Options.

            Stock Options granted under the Plan may be of two types:
Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

            The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

            Stock Options shall be evidenced by Option agreements, the terms and provisions of which may differ. An Option agreement shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Option agreement. The Company shall notify a Participant of any grant of a Stock Option, and a written Option agreement or agreements shall be duly executed and delivered by the Company to the Participant, which among other things, will make appropriate arrangements with respect to the Company's tax withholding obligations. Such agreement or agreements shall become effective upon execution by the Participant.

            Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

            Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

            (a) Option Price. The Option price per share of Stock purchasable under an Option shall be determined by the Committee and set forth in the Option agreement, and shall not be less than the Fair Market Value of the Stock subject to the Option on the date of grant in the case of Incentive Stock Options and not less than 50% of the Fair Market Value of the Stock subject to the Option on the date of grant in the case of Non-Qualified Stock Options.

            (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date of grant; and no Non-Qualified Stock Option shall be exercisable more than 10 years and one day after the date the Stock Option is granted.

            (c) Exercisability. Subject to Section 11, Stock Options shall otherwise be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

            (d) Methods of Exercise. Subject to the provisions of this Section 8, Stock Options may be exercised, in whole or in part, at any time during the Option period by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

            Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee of the same class as the Stock subject to the Stock Option provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock of the same class as the Stock subject to the Stock option shall be authorized only at the time the Stock Option is granted.

            An optionee shall have all of the rights of a stockholder of the Company holding the class or series of Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, and has paid in full for such shares. In the discretion of the Committee, payment for any Stock subject to an option may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The value of previously owned Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate Fair Market Value of such shares on the date of the exercise of such Option.

            (e) Non-transferability of Options. Except as may otherwise be determined by the Committee, no Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the Option agreement and any person to whom an Option is transferred by will or the laws of descent and distribution.

            (f) Termination by Death. If an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of one year and one day (or such other period as the Committee may specify) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

            (g) Termination by Reason of Disability. If any optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period or one year and one day (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year and one day period (or such shorter period ending upon the expiration of the stated term of the Stock Option), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such one year and one day period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year and one day from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

            (h) Other Termination. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment for any reason other than death or Disability, any Stock Option held by such optionee shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of three months and one day from the date of such Termination of Employment or the balance of such Stock Option's term if such Termination of Employment of the optionee is involuntary and without Cause. Unless otherwise determined by the Committee, for the purposes of the Plan "Cause" shall have the same meaning as that set forth in any employment or severance agreement, in effect between the Company and the Participant. Otherwise, it shall mean (1) the conviction of the optionee for committing a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling the optionee's employment duties or (3) willful and deliberate failure on the part of the optionee to perform his or her employment duties in any material respect.

            (i) Cashing Out of Option. On receipt of written notice of exercise, the Committee may, in its sole discretion, elect to cash out all or part of any Stock Option to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock that is the subject of the Option over the Option price times the number of shares of Stock subject to the option on the effective date of such cash out.

SECTION 9.  Stock Appreciation Rights.

            (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non- Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

            A Stock Appreciation Right may be exercised by an optionee in accordance with Section 9(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 9(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

            (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

            (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 8 and this
Section 9 or as may otherwise be determined by the Committee.

            (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right, in its sole discretion, to determine the form of payment.

            (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
Section 8(e).

            (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of determining the number of shares of Stock available for issuance under the Plan in accordance with
Section 5 of the Plan, but only to the extent of the number of shares resulting from dividing the value of the Stock Appreciation Right at the time of exercise by the Fair Market Value of one share of Stock determined in accordance with this Section 9.

SECTION 10. Terms of Restricted Stock Awards.

            Subject to and consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to a Participant, the Committee shall determine:

            (a) the terms and conditions of the Restricted Stock Agreement between the Company and the Participant evidencing the Award;

            (b) the Restricted Period for all or a portion of the Award;

            (c) the Restrictions applicable to the Award, including, but not limited to, continuous employment with the Company for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restricted Period and Restrictions may differ with respect to each Participant;

            (d) whether the Participant shall receive the dividends and other distributions paid with respect to an award of the Restricted Stock as declared and paid to the holders of Stock during the Restricted Period or shall be withheld by the Company for the account of the Participant until the Restricted Periods have expired or the Restrictions have been satisfied, and whether interest shall be paid on such dividends and other distributions withheld, and if so, the rate of interest to be paid;

            (e) the percentage of the Award which shall vest in the Participant in the event of death, Disability or Retirement prior to the expiration of the Restricted Period or the satisfaction of the Restrictions applicable to an award of Restricted Stock; and

            (f) notwithstanding the Restricted Period and the Restrictions imposed on the Restricted Shares, as set forth in a Restricted Stock Agreement, whether to shorten the Restricted Period or waive any Restrictions, if the Committee concludes that it is in the best interests of the Company to do so.

            Upon an award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Company with respect to such Restricted Stock and shall be entitled to vote the Stock. Such stock certificates shall be held in custody by the Company, together with stock powers executed by the Participant in favor of the Company, until the Restricted Period expires and the Restrictions imposed on the Restricted Stock are satisfied.

SECTION 11. Amendments and Termination.

            The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an Award theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

            The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices.

            Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

SECTION 12. General Provisions.

            (a) Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

            (b) The Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the employment of any employee at any time.

            (c) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

            (d) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

            (e) Agreements entered into by the Company and Participants relating to Awards under the Plan, in such form as may be approved by the Committee from time to time, to the extent consistent with or permitted by the Plan shall control with respect to the terms and conditions of the subject Award. If any provisions of the Plan or any agreement entered into pursuant to the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan or the subject agreement.

            (f) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                           QUESTRON TECHNOLOGY, INC.

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Milton M. Adler, Robert V. Gubitosi and Dominic A. Polimeni as Proxies, each with the full power of substitution, and hereby authorizes each of them, to represent and vote, as designated on the reverse hereof, all shares of Common Stock of Questron Technology, Inc. (the "Company") held of record by the undersigned on November 7, 1996, at the Annual Meeting of Stockholders to be held on December 27, 1996, or any adjournment thereof, upon all such matters as may properly come before the Meeting.


         (THE PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

[X] Please mark your                               If you plan to attend   [ ]
    votes as in this                               the Annual Meeting, place an
    example.                                       X in this box.

                         WITHHOLD AUTHORITY
                           to vote for all
                FOR     nominees listed below         Nominees:

ELECTION OF     [ ]             [ ]                   Milton M. Adler
DIRECTORS                                             Robert V. Gubitosi
                                                      Mitchell Hymowitz
FOR all nominees listed                               William J. McSherry, Jr.
(except as marked to the contrary below)              Dominic A. Polimeni

-----------------------------

-----------------------------

-----------------------------

PROPOSAL NO. 1: Approval of an amendment to Article FOURTH of the Company's Certificate of Incorporation to effect a one-for-ten reverse split of the Company's outstanding Common Stock. (The Board of Directors recommends a vote "FOR" approval.)

              FOR      AGAINST     ABSTAIN

              [ ]        [ ]         [ ]

PROPOSAL NO. 2: Approval of an amendment to Article FOURTH of the Company's Certificate of Incorporation to decrease the number of authorized shares of the Company's Common Stock. (The Board of Directors recommends a vote "FOR" approval.)

              FOR      AGAINST     ABSTAIN

              [ ]        [ ]         [ ]

PROPOSAL NO. 3: Approval of an amendment to Article FOURTH of the Company's Certificate of Incorporation to decrease the number of authorized shares of the Company's Preferred Stock. (The Board of Directors recommends a vote "FOR" approval.)

              FOR      AGAINST     ABSTAIN

              [ ]        [ ]         [ ]

PROPOSAL NO. 4: Approval of the Company's 1996 Stock Option Plan. (The Board of Directors recommends a vote "FOR" approval.)

              FOR      AGAINST     ABSTAIN

              [ ]        [ ]         [ ]

PROPOSAL NO. 5: Ratification of the appointment of Moore Stephens, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 1996. (The Board of Directors recommends a vote "FOR" approval.)

              FOR      AGAINST     ABSTAIN

              [ ]        [ ]         [ ]

IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS NOS. 1-5.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.



 SIGNATURE:                                           DATE:
           --------------------------------------          ---------------
 SIGNATURE:                                           DATE:
           --------------------------------------          ---------------
                 (Signature if Held Jointly)

   NOTE: Please sign exactly as name or names appear on stock certificate as indicated hereon. Joint owners should each sign. When signing as attorney, executor, administrator or guardian, please give full title as such.